                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Henri de Castries
                                        ----------------------------------------
                                        Henri de Castries

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Denis Duverne
                                        ----------------------------------------
                                        Denis Duverne

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Mary R. (Nina) Henderson
                                        ----------------------------------------
                                        Mary R. (Nina) Henderson

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ James F. Higgins
                                        ----------------------------------------
                                        James F. Higgins

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of March, 2006.


                                        /s/ W. Edwin Jarmain
                                        ----------------------------------------
                                        W. Edwin Jarmain

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Christina Johnson
                                        ----------------------------------------
                                        Christina Johnson

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Scott D. Miller
                                        ----------------------------------------
                                        Scott D. Miller

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Joseph H. Moglia
                                        ----------------------------------------
                                        Joseph H. Moglia

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Peter J. Tobin
                                        ----------------------------------------
                                        Peter J. Tobin

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                    333-72714
                                    333-92312
                                    333-92320
                                    333-72259
                                    033-37722
                                    033-38299
                                    033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                    333-104156
                                    333-72590
                                    333-72594
                                    333-71414
                                    333-71677
                                    333-01581
                                    033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Stanley B. Tulin
                                        ----------------------------------------
                                        Stanley B. Tulin

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Alvin H. Fenichel
                                        ----------------------------------------
                                        Alvin H. Fenichel, Senior Vice President
                                        and Controller

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of April, 2006.


                                        /s/ Bruce Calvert
                                        ----------------------------------------
                                        Bruce Calvert

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Stuart L. Faust, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

          The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                       MONY Variable Account A (811-06218)
                       -----------------------------------
                                   333-72714
                                   333-92312
                                   333-92320
                                   333-72259
                                   033-37722
                                   033-38299
                                   033-37718

                     Keynote Series Account - NY (811-05457)
                     ---------------------------------------
                                    033-33318
                                    033-19836

                       MONY Variable Account L (811-06215)
                       -----------------------------------
                                   333-104156
                                   333-72590
                                   333-72594
                                   333-71414
                                   333-71677
                                   333-01581
                                   033-37719

                       MONY Variable Account S (811-06217)
                       -----------------------------------
                                    033-37721

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of April, 2006.


                                        /s/ Christopher M. Condron
                                        ----------------------------------------
                                        Christopher M. Condron


                                       -2-